Nanophase Technologies Corporation - 10-K

Exhibit 32

Certification Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with this annual report of Nanophase Technologies Corporation (the “Company”) on Form 10-K for the year ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jess A. Jankowski, Chief Executive Officer of the Company and Frank J. Cesario, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 29, 2017

/s/ JESS A. JANKOWSKI
Jess A. Jankowski
Chief Executive Officer

/s/ FRANK J. CESARIO
Frank J. Cesario
Chief Financial Officer